UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2015

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10447 (Commission File Number)	04-3072771 (I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2015, Cabot Oil & Gas Corporation (the “Company”) amended its Amended and Restated Bylaws (the “Bylaws”) to implement “proxy access”—a means for stockholders to include stockholder-nominated director candidates in the Company’s proxy materials for annual meetings of stockholders. The proxy access process under the Bylaws will first be available to stockholders in connection with the Company’s 2016 annual meeting of stockholders.

Pursuant to these amendments, a stockholder, or group of not more than ten stockholders (collectively, an “eligible stockholder”), meeting specified eligibility requirements, may include director nominees in the Company’s proxy materials for annual meetings of its stockholders. In order to be eligible to use these proxy access provisions, an eligible stockholder must, among other requirements:

•	have owned 5% or more of the Company’s outstanding common stock continuously for at least three years; and

•	provide a notice requesting the inclusion of director nominees in the Company’s proxy materials and provide other required information to the Company not less than 120 days nor more than 150 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders.

Additionally, all director nominees submitted through these provisions (“stockholder nominees”) must be independent and meet specified additional criteria, and no stockholder nominees will be included in the Company’s proxy materials for any annual meeting if the Company receives notice pursuant to the advance notice provisions of the Bylaws that a stockholder intends to nominate one or more directors at such meeting. The maximum number of stockholder nominees that may be included in the proxy statement pursuant to these proxy access provisions may not exceed 20% of the number of directors in office on the date of the annual meeting. In addition, an eligible stockholder may include a written statement, not to exceed 500 words, in support of the candidacy of the stockholder nominees proposed by the eligible stockholder.

The foregoing proxy access provisions are subject to additional eligibility, procedural and disclosure requirements set forth in Article V, Section E of the Bylaws, and the foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to a copy of the Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Cabot Oil & Gas Corporation.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/s/ Deidre L. Shearer
Deidre L. Shearer
Corporate Secretary and Managing Counsel

Date: March 11, 2015

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EXHIBIT INDEX

No.	Description

3.1	Amended and Restated Bylaws of Cabot Oil & Gas Corporation.
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